CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                             [LOGO OF SUPPORT.COM]

                                                     Agreement Number: GEN012900
                                                                   EXHIBIT 10.17



                             Licensee Information

Licensee: General Electric Company                                 Contact:    Kevin Hofmann
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Address:  3135 Easton Turnpike, Fairfield, CT 06431                Phone:      (203) 373-***
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Email:    kevin.hofmann@corporate.ge.com                           Fax:        (203) 373-***
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



                          ENTERPRISE LICENSE AGREEMENT

This License Agreement ("Agreement") is entered into as of February 17, 2000 (the "Effective Date") by and between Support.com, Inc., with offices at 575 Broadway, Redwood City, CA 94063 ("Support.com") and General Electric Company, with offices at 3135 Easton Turnpike, Fairfield, CT 06431 ("GE"), and sets forth the terms and conditions under which Support.com agrees to license software to GE.

1.  DEFINITIONS
    -----------

1.1 "Computer(s)" shall mean all computing devices owned, leased, rented or controlled by GE.

1.2 "Confidential Information" shall mean the GE Confidential Information or the Support.com Confidential Information, as the case may be, as used in Section
4. hereof.

1.3 "Documentation" shall mean the instructions and/or end-user manuals that describe installation, use, and/or operation of the Software which is provided to GE along with the Software.

1.4 "Employee" shall mean any employee of GE or an individual independent contractor using the Software in the course of performing services on behalf of GE and for whom GE remains responsible.

1.5 "Enterprise License" shall mean the license grant which, subject to the terms and conditions herein, allows any Employee to access and use the Software, without limitation as to the number of Employees who may concurrently access and
------------------
use the Software. As such, subject to the terms of the Agreement, the Enterprise License shall grant access and use to an unlimited number of simultaneous Employee-users, with no limitation on the number of copies which may be made by GE of the Software.

1.6 "GE" shall mean General Electric Company and any subsidiary, affiliate, or other worldwide entity (i) which General Electric Company consolidates into its audited financial statements and, (ii) upon consent from Support.com (which consent shall not be unreasonably withheld), in which General Electric has at least *** percent (***%) ownership; provided that (A) each such subsidiary, affiliate, or entity is not a competitor of Support.com and (B) General Electric Company shall remain responsible for compliance with this Agreement by each such subsidiary, entity, and affiliate.

1.7 "GE Business" shall mean an individual operating business or division of GE, which operating divisions at the time of this Agreement include: GE Aircraft Engines, GE Appliances, GE Capital Services, GE Industrial Systems, GE Information Services, GE Lighting, GE Medical Systems, GE Motors, GE Plastics, GE Supply, GE Transportation Systems, NBC and GE Corporate (which includes GE Corporate Research & Development, and all other Corporate and support components which components provide, among other things, international trade support, market development, licensing and investments for various GE businesses).

1.8 "GE Confidential Information" shall mean all information identified by GE as confidential or proprietary and disclosed by GE to Support.com which relates to GE's past, present or future research, development, business activities and Help Desk and e-Commerce programs including, but not limited to GE's Help Desk and e-Commerce training programs and collateral materials, and GE's Help Desk and e-Commerce project cases, compilations thereof, and associated knowledge bases. GE Confidential Information shall include (1) any unannounced product(s) or service(s) of GE; (2) the terms, conditions and subject matter of this Agreement and any related contract documents; and (3) any other GE information or materials provided to Support.com and designated by GE as confidential. GE Confidential Information will not be deemed to include information that is (i) publicly available or becomes so in the future without restriction, other than as a breach of this Agreement by Support.com, (ii) rightfully received by Support.com from third parties and not accompanied by confidentiality

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

obligations, (iii) already in Support.com's possession and lawfully received from sources other than GE, (iv) approved for release or disclosure without restriction by GE in writing or (v) independently developed by Support.com without the use of any GE Confidential Information.

1.9 "Network" shall mean an aggregation of devices, any of which may perform the functions of computation, data storage, and/or data communications, and which are interconnected by cable or wireless communications means so as to permit the passage of machine-readable information among two or more such devices; Network shall include without limitation any publicly accessible communications systems capable of data and/or voice communications, which systems may be generally known as the Internet, the World Wide Web, or other designation.

1.10 "Non-Production Use" shall mean any use or installation of the Software for failover, disaster recovery, development, staging, technology integration, testing, and/or other such purposes, by GE Employees. GE shall not be subject to any requirement by Support.com to pay fees for Support Services on a per use or installation basis, provided that there shall be a requirement that such fees shall be applicable to at least one instance of an Operational deployment in cases where a GE Business is undertaking any such Non-Production Use or installation of the Software and does not yet otherwise have an Operational deployment in place and GE seeks the benefit of Support Services.

1.11 "Operational" shall mean, under the Enterprise License, for the Software installations, only those installations of Software which are deployed for operational ("production") use in support of GE and only such Operational Software shall be subject to optional, annual fees for Support Services under the Agreement.

1.12 "Product Upgrade" shall mean a successor version of the Software that is an eSupport solution made generally available to GE in accordance with Exhibit A
                                                                       ---------
hereof. Subject to the terms and conditions hereof, Product Upgrades shall include, for example, the following:

  (a) changes in the one's, tenth's, hundredth's, or after hundredth's digit of the Software version number;

  (b) successor version(s) of the Software that incorporates corrections, upgrades and/or enhancements to the Software, whether or not such corrections, upgrades and/or enhancements are marketed separately by Support.com;

  (c) migration from one operating system to another prescribed by Support.com;

  (d) migration from 32-bit Software to 64-bit Software;

  (e) migration from one platform generation to the next platform generation of Software;

  (f) migration by Support.com of Software from one localized language (e.g.:
      U.S. English) to any other localized language (e.g.: German) to the extent that Support.com has made such migration available to other licensed users of the Software; and

  (g) new releases containing increased Software functionality derived from the Software (whether marketed separately or as part of a more comprehensive release).

If Support.com removes a feature or function from the Software that existed as of the Effective Date of this Agreement, or which resulted from a Product Upgrade during the term of this Agreement, and Support.com then distributes the removed feature or function as a stand-alone or other product, then such new stand alone product shall be deemed to be a Product Upgrade for purposes of this Agreement. If Support.com develops a successor product with incremental improvements to the Software with similar functionality and Support.com then distributes the successor product, then such successor product will be
considered a Product Upgrade.   However, if Support.com develops other Software
products outside the eSupport solutions, it shall be at Support.com's discretion as to whether or not the other software products are distributed as a Product Upgrade.

Support.com expressly acknowledges and agrees that it is GE's intent, by virtue of this Agreement, to license all current Support.com eSupport solutions identified in Exhibit A for GE Businesses globally, and the parties acknowledge
              ---------
that any future derivatives of current Software and technologies will be provided to GE as outlined above. Notwithstanding Support.com's obligation to provide Product Upgrades, both parties acknowledge eSupport solutions are still evolving, therefore for a period of *** months from the Effective Date ("Technology Subscription Period"), Support.com will provide all of its non-third party internally developed eSupport solutions (as listed on a certain document dated February 15, 2000, entitled "Product Enhancements" and signed by Radha Basu which is hereby incorporated by reference and made an integral part of this Agreement) that are made generally available and *** the *** of Product Upgrades to GE if and when Support.com develops such product.

1.13  "Site" shall mean one or more buildings or

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

portion(s) thereof that are located within an area defined by a ten mile radius, and are i) used in the conduct of GE business, and ii) are under control within GE's organizational structure.

1.14 "Software" shall mean as of the Effective Date of this Agreement the products designated on Exhibit A, including all related Documentation, and
                       ---------
modifications thereof, and received by GE from Support.com pursuant to this Agreement. In the event GE is current under Support Services, "Software" shall also include Product Updates within eSupport solutions that were provided to GE during the Technology Subscription Period. Software also includes all Product Upgrades in accordance with Exhibit C.
                            ---------

1.15 "Support.com Confidential Information" shall mean Support.com's Software, Documentation, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tradings, diagrams, models, samples, flow charts, data, computer programs, disks, diskettes, tapes, marketing plans, prospect names, customer names, and other technical, financial or business information, whether regarding the past, present, or future. Support.com Confidential Information shall include (1) any unannounced product(s) or service(s) of Support.com; (2) the terms, conditions and subject matter of this Agreement and any related contract documents; and (3) any other Support.com information or materials provided to GE and designated by Support.com as confidential. Support.com Confidential Information will not be deemed to include information that is (i) publicly available or becomes so in the future without restriction, other than as a breach of this Agreement by GE, (ii) rightfully received by GE from third parties and not accompanied by confidentiality obligations, (iii) already in GE's possession and lawfully received from sources other than Support.com, (iv) approved for release or disclosure without restriction by Support.com in writing or (v) independently developed by GE without the use of any Support.com Confidential Information.

1.16 "Support Services" shall mean the software maintenance and technical support services performed by Support.com for GE hereunder, as described in Exhibit C attached hereto.
---------

1.17  "Third Parties" shall mean customers and suppliers of GE.



2. SCOPE OF THIS AGREEMENT
   -----------------------
This Agreement shall apply to GE wherever situated (subject to Section 17), and Software may be used by GE and its officers and Employees engaged in work on behalf of GE, whether on or off premises, worldwide (subject to Section 17). This Agreement shall also allow GE to install the Healing Agent component of the Software on GE Computers which may be located at Third Parties' premises provided that (i) GE restricts usage of the Software to activities related to business between GE and such Third Party and/or in conjunction with services being provided to GE by such Third Party for GE's benefit, and (ii) the Software is used in accordance with the terms of this Agreement and GE remains responsible for compliance with this Agreement by such Third Parties as long as such Third Parties use is as contemplated by the Parties and within the scope of control of GE as reasonably contemplated by this Agreement. Notwithstanding, Support.com acknowledges that the Software may also be accessed incidentally by any end user in the world while obtaining application services from GE provided that such end user does not install or download any component of the Software.

3.   LICENSE
     -------

3.1  License Grants.
     ---------------

(a)  In consideration of payment made by GE to Support.com pursuant to Exhibit A
                                                                       --------
of this Agreement, Support.com grants and agrees to grant GE, subject to the terms and conditions contained herein, a non-exclusive, perpetual, limited, non-transferable (except as set forth herein), worldwide Enterprise License to use and/or reproduce the Software on GE Computers and GE Networks under the terms of this Agreement.

(b) Support.com hereby grants and agrees to grant to GE a non-exclusive license to reproduce (completely and accurately) and install, subject the terms of this Agreement, the Software specified in Exhibit A. GE shall have the right subject
                                     ---------
to Section 17, to reproduce and install such Software on Computers and Networks in GE's United States and worldwide sites.

(c) Support.com additionally grants to GE a non-exclusive right to reproduce and install copies of the appropriate Software on GE Computer(s) located in the home(s) of, and/or carried and used on a portable basis by, Employees of GE, provided that any such Employee uses such Software on such home or portable Computer substantially in fulfillment of GE employment duties.

(d) GE may make reasonable copies of the Software and Documentation for back-up and archival purposes in accordance with applicable law. GE shall reproduce the Software and Documentation accurately and include all original copyright and trademark notices, claims of confidentiality, or trade secrets, and other proprietary rights notices on all back-up or archival copies. Any copies that GE makes of the Software or Documentation, in whole or in part, are Support.com's sole property.

3.2   Restrictions
      ------------
(a) GE agrees not to reverse engineer, decompile, disassemble, extract or otherwise derive, the source code and any other ideas, algorithms or procedures from the Software or Documentation for any reason, except to the extent that Support.com is not permitted by such applicable law to exclude or limit such rights. Information relating to the Software which is necessary to enable the production of software which is interoperable or compatible with the Software or other software may be available from Support.com upon written request.

(b) GE agrees to reproduce the Software and Documentation accurately and include Support.com's original copyright and trademark notices, claims of confidentiality or trade secrets, and other proprietary rights notices on any copies of the Software and Documentation, including partial copies.

(c) Except to the extent expressly authorized herein or in the Documentation, GE agrees not to modify or create a derivative work of any part of the Software.

3.3   Intentionally omitted.
      ----------------------

3.4   Intentionally omitted.
      ----------------------

3.5   Acquisitions by GE.  If GE acquires another entity or part of another
      ------------------
entity (either, an "Acquired Entity"), such Acquired Entity shall be considered GE hereunder and bound by the terms hereof and the Software license fee paid by GE hereunder shall not be adjusted in light of such acquisition during the term of this Agreement, provided that the Acquired Entity meets the definition of "GE" as set forth in Section 1.

3.6   Title.  Subject only to the license granted pursuant to this Agreement,
      -----
Support.com shall retain all right, title and interest, including all copyrights and trademarks, in and to the Software.

3.7   Extension of License Rights. At the sole option and discretion of GE, upon
      ---------------------------
written notice thereof to Support.com, the provisions of this Agreement shall supersede the provisions of any other agreement in effect as of the Effective Date of this Agreement between GE and Support.com.

4.    NONDISCLOSURE OF CONFIDENTIAL INFORMATION
      -----------------------------------------
All Confidential Information furnished under this Agreement by the party disclosing such Confidential Information (the "Disclosing Party") to the party receiving the Confidential Information (the "Receiving Party") shall remain the property of the Disclosing Party and/or its licensors. The Disclosing Party's Confidential Information may be disclosed to Receiving Party visually, orally, in machine-readable form, or in writing (including graphic material). When disclosed in machine-readable form or writing, the Confidential Information shall be labeled "Confidential" or otherwise appropriately as to indicate its confidential nature. When disclosed visually or orally, the Confidential Information shall be identified as Confidential Information at the time of initial disclosure. The Receiving Party shall label clearly as "[Disclosing Party's Name] Confidential" all Confidential Information reduced by Receiving Party to machine readable form or writing as a result of such disclosures by Disclosing Party.

Support.com and GE agree that each party shall receive the Confidential Information of the other party subject to the following conditions:

(a) Confidential Information shall be held and protected by Receiving Party in strict confidence and used by Receiving Party and its personnel and affiliates only in conjunction with the performance of this Agreement. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to anyone except its own officers, Employees, who have a need to know such information for purposes of exercising the Receiving Party's rights or performing its obligations hereunder, and such officers and Employees shall make no further disclosure of Confidential information to any other officers, employees, third parties or GE Contractors of the Receiving Party nor to any other party without the express written authorization of the Disclosing Party.

(b) GE and Support.com warrant and represent on their own behalf that all of their own officers, and Employees working on GE-Support.com projects are aware of (or will, within 10 days of the Effective Date of this Agreement be made aware of) the terms of this non-disclosure agreement so that they may sufficiently protect the considerable interests of the Disclosing Party's Confidential Information.

(c) The Receiving Party shall not copy the Disclosing Party's Confidential Information (except for the limited purpose of making secondary copies for officers and employees on a need-to-know basis) and shall return to Disclosing Party any or all portions of the Disclosing Party's Confidential Information at any time upon request by the Disclosing Party including, but not limited to all documents or other media containing the Disclosing Party's Confidential Information. If any intermediate work products or working papers containing the Disclosing Party's Confidential Information shall have been generated, they shall be delivered to the Disclosing Party's Contract Administrator or Technical Coordinator or, when appropriate, disposed of as they so direct.

(d) GE's and Support.com obligations herein with respect to any item of Confidential Information shall be binding upon each party during the term of this Agreement and for five
(5) years after the expiration or termination of this Agreement. Protection to trade secrets shall extend to such time as the relevant information qualifies as a trade secret under the applicable law.

(e) Neither GE nor Support.com nor any third party shall have obligations to the other regarding the accuracy or future utilization by the Receiving Party of the Disclosing Party's Confidential Information.

(f) The Receiving Party shall not export or re-export any of the Disclosing Party's Confidential Information, technical data or products received from the Disclosing Party or the direct products of such Confidential Information's technical data to any proscribed country, unless authorized by the Disclosing Party in writing, and as properly authorized by any applicable regulation of the U.S. Government.

(g) THE RECEIVING PARTY ACQUIRES NO INTELLECTUAL PROPERTY RIGHTS FROM THE DISCLOSING PARTY UNDER THIS AGREEMENT, except for the restricted right to use Disclosing Party's Confidential Information for the express, limited purposes described above.

(h) The Receiving Party shall be responsible in all cases for the enforcement of all confidentiality and non-disclosure provisions contained herein as they pertain to the Disclosing Party's Confidential Information, and shall bear all liability for any violations of these provisions by its subsidiaries, affiliates, joint ventures, consultants, agents, third party contractors and related persons or entities that are controlled by or under common ownership and control of the Receiving Party.

(i) Support.com acknowledges that GE does not desire to receive any Support.com Confidential Information that is not related or appropriate to the performance of this Agreement or that is not otherwise requested by GE (collectively, "Disclosure Objectives"). Support.com agrees to use reasonable efforts to avoid disclosures of Support.com Confidential Information to GE that are not Disclosure Objectives.

(j) Either party may disclose the Disclosing Party's Confidential Information to a governmental entity in the event such disclosure is required to be disclosed pursuant to a regulation, law or court order provided such party has given prior notice to the Disclosing Party and provides only the minimum amount of information required to comply with such regulation or order.

5.    PROPRIETARY RIGHTS INDEMNIFICATION
      ----------------------------------

(a) Support.com represents and warrants that it is the sole owner of the Software, or has procured the Software under valid licenses from the owners thereof, and Support.com further represents and warrants that it has full power and authority to grant the rights herein granted without the consent of any other person. Support.com shall defend and indemnify and hold GE harmless against any amounts awarded in a settlement or final court decision arising from any claim, suit, or other proceeding brought against GE based on an allegation that the Software or any elements thereof, or the use of any Software furnished by Support.com pursuant to this Agreement constitutes a violation or infringement of any worldwide copyright, trade secret, or other proprietary information right, or U.S. patent provided that Support.com is notified promptly in writing of such allegation, suit, or proceeding and given full, complete, and exclusive authority, and complete information and assistance (at Support.com's expense) for the defense of same. Support.com shall pay without limitation all damages and costs incurred by GE with respect to such suits or proceedings, but Support.com shall not be responsible for any compromise made by GE or its agents without Support.com's consent. If such Software is held by a court of competent jurisdiction to constitute infringement, and its use is enjoined, Support.com shall, at its own expense without limitation, either promptly procure the right for continued use of such Software by GE, or, if the performance thereof will not thereby be materially adversely affected promptly replace or modify such product(s) so that it becomes non-infringing. If neither of the actions specified for Support.com in the preceding sentence is commercially feasible, then as a last resort, Support.com shall accept return of such Software and refund to GE all fees paid by GE for such Software if such return of Software occurs within the five (5) year period beginning on the Effective Date, plus any unused maintenance fees paid for the Software and any costs incurred by GE in the removal of such Software and installation of alternative products. After such five (5) year period beginning with the sixth (6th) year, GE shall be entitled to a pro-rata refund based upon a five (5) year depreciation schedule. During the pendency of any claim against GE with respect to Support.com's ownership or authority, GE may withhold payment of any sum otherwise required to be paid hereunder.

(b)   Support.com has no liability for any claim arising out of or related to
(i) a modification of the Software by anyone other than Support.com without Support.com's prior written consent where such modification was outside of the scope of use of the Software as reasonably contemplated by the Documentation and, but for such modification there would be no infringement; (ii) a combination of the

Software with any third party software or hardware not specifically recommended by Support.com in its Documentation where such combination is the cause of such infringement; or (iii) the use of a version of Software other than the then-current version if infringement would have been avoided with the use of the then-current version, provided that Support.com notified GE that a current version was available to correct known infringing functionality; and

     i) GE shall have had the option to receive such release at no charge, on an immediate basis, and

     ii) Support.com has promptly notified GE in writing of recommendations to implement such release so as to minimize any disruption and costs to GE for ongoing Operational use of the Software; and

     iii) GE has applied commercially reasonable judgment to endeavor to accept Support.com's proposed recommendations. However, if after applying reasonable judgment, GE concludes that the implementation of such release by GE would have involved significant disruption or cost to GE, then Support.com shall remain liable under this Section 5.0 absent a mutually agreeable resolution.

(c) The rights granted to GE under this Section 5.0 shall be GE's sole and exclusive remedy for any alleged infringement of any patent, copyright, trade secret or other proprietary rights except where the alleged infringement of any such right is asserted by GE to be an infringement of a GE right, then the parties agree that no such limitation as to remedy set forth above shall apply.

6     PAYMENT
      -------

GE agrees to pay Support.com the fees set forth in Exhibit B.  All fees are
                                                   ---------
payable *** (***) days from receipt of a correct invoice. All prices are exclusive of taxes, and GE shall be solely responsible for any sales, value-added or similar tax, other than taxes imposed on Support.com's income.

7    WARRANTY
     --------
7.1  Media Warranty

Support.com warrants that for a period of ninety (90) days from the Effective Date the media used to store and deliver Software to GE shall be free from defects in manufacture and material. Should the media fail to be free of defects in manufacture or material during the ninety (90) day warranty period, Support.com shall replace the defective media. Defective media shipped to the Support.com with a shipping date within the 90 day warranty period will be replaced at no charge including shipping.

7.2  Limited Warranty

Support.com warrants that for a period of *** (***) months from the Effective Date, the Software will perform substantially as described in their Documentation. If GE should determine during the warranty period of *** (***) months from the Effective Date the Software fails to perform substantially in such a manner, GE's sole and exclusive remedy shall be either replacement of the Software at no charge or a full refund of all license fees paid by GE for the right to use the program. GE will deliver all copies of defective Software with associated Documentation to Support.com to receive replacements or a refund of fees.

7.3  Code Integrity Warranty

Support.com warrants that it has used reasonable efforts to ensure that, upon delivery of the Software, the Software contains no "computer viruses" or "time bombs" as those terms are commonly understood in the information processing industry. Specifically, Support.com warrants that the Software contains no code or instructions (including any code or instructions provided by third parties) that is intended to access, modify, delete, damage, or disable any computer, associated equipment, computer programs, data files or other electronically stored information operated or maintained by GE. Support.com hereby expressly waives and disclaims any right or remedy it may have at law or in equity to de-install, disable or repossess (except as may otherwise be expressly provided in this Agreement) any Software, in the event GE fails to perform any of its obligations under this Agreement, except in the event such right or remedy is finally determined by a tribunal of competent jurisdiction.

7.4  Documentation Warranty

Any Documentation furnished as part of Software(s) hereunder will be in form and substance at least equal to comparable materials generally in use in the industry. If at any time such original Documentation is revised or supplemented by additional Documentation, thereupon GE shall be entitled to such revised or additional Documentation at no charge. GE shall have the right to reproduce all Documentation supplied hereunder provided such reproduction shall be solely for the use by GE.

7.5    Year 2000 Compliance Warranty

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

In addition to any other warranties and representations provided by Support.com to GE, whether pursuant to this Agreement, by law, equity, or otherwise, Support.com represents and warrants that (a) all Software and Support Services without limitation, provided by Support.com or their agents or assignees hereunder, shall be Year 2000 Compliant at the time of delivery and at all times thereafter and in all subsequent updates or revisions of any kind, and (b) Support.com's supply of the Software and Support Services to GE shall not be interrupted, delayed, decreased, or otherwise affected by dates prior to, on, after or spanning January 1, 2000.

For purposes of this Agreement, Year 2000 Compliant means that (1) the Software and Support Services accurately process, calculate, provide and/or receive date data (including without limitation calculating, comparing, and sequencing), within, from, into, and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations, (2) neither the performance, functionality nor the supply to GE of the Software and Support Services will be affected by dates prior to, on, after, or spanning January 1, 2000, (3) date data of any kind will not cause any error, interruption, or decreased performance in the operation of such Software and Support Services, and (4) where any date element is represented without a century, the correct century will be unambiguous for all manipulations involving that element.

If at any time the Software and Support Services are found, by GE or any other of Support.com's customers, not to be Year 2000 Compliant, then, in addition to any other obligation of Support.com under the law, pursuant to this Agreement, at equity, or otherwise, at no additional charge to GE, Support.com shall, by no later than thirty (30) days after receipt of a report of noncompliance repair or replace the non-conforming Software or Support Service.

Any statute of limitations that might be applicable to Support.com's Year 2000 Compliant warranty and representation shall not accrue or begin to run until the later of January 1, 2000 or the time when such statute of limitations would otherwise accrue or begin to run, and, with respect to any claim based on any failure of the Software and/or Support Services to be Year 2000 Compliant, Support.com shall not assert any defense based on or alleging the passage of time from the Effective Date of this Agreement to January 1, 2000.


7.6  General Representations and Warranties

Support.com represents and warrants that:

(a) it has taken commercially reasonable efforts to ensure it has not intentionally submitted material information heretofore and contemporaneously that has been untrue and inaccurate in any material respect;

(b) it has the authority, license or permission from any third party owner or security interest holder, to use intellectual property in conjunction with the provision of the Software and Support Services under this Agreement;

(c) it will obtain the requisite personnel, competence, alliances, skill and physical resources necessary to provide the Software and Support Services on a global basis as set forth under this Agreement and that it is authorized to act on behalf of and engage various service providers and resellers on its behalf; and

(d) Services delivered or performed shall be in accordance with the highest generally accepted standards of the profession existent at the time the Services are delivered or performed (for the same type of Services and at the same rates).

7.7 This warranty and the other warranties contained in this entire Section 7 herein shall not apply if: (i) Software was not used in accordance with the Documentation, however, if the Software specifications contained in the Documentation are re-published by Support.com during the Warranty Period and the re-published specifications described functional capabilities that are diminished from what the capabilities described in the original specifications, the warranty shall still apply unless Support.com obtains express written consent of GE; (ii) Software was altered, modified or converted by GE or other third party (other than a customer-configurable feature of the Software), where, but for such alteration, modification, or conversion the Software would have performed; or (iii) GE's computer(s) malfunctioned and the malfunction caused the defect.

7.8 EXCEPT AS SET FORTH IN THIS SECTION, SUPPORT.COM AND ITS LICENSORS DISCLAIM ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, STATUTORY OR OTHERWISE, WITH RESPECT OT THE SOFTWARE AND SUPPORT SERVICES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPORT.COM DOES NOT WARRANT THAT THE SOFTWARE WILL BE SECURE OR UNINTERRUPTED. GE MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY,

SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY APPLY UNLESS THEY ARE REQIRED TO APPLY BY STATUTE.

8    SUPPORT SERVICES
     ----------------
8.1  Initial Support Services.  During the one (1) year period extending from
     -------------------------
the Effective Date (the "Initial Support Period"), Support.com shall provide the Support Services described in Exhibit C.
                                  ---------

8.2  Renewals. After the Initial Support Period, Support.com's obligation to
     --------
provide the above-described Support Services and GE's obligation to pay the applicable annual Support Service fee shall renew automatically upon the first and second anniversary of the Effective Date. Thereafter, Support.com's obligation to provide the above-described Support Services and GE's obligation to pay the applicable annual Support Services shall renew automatically upon each of the *** through *** anniversary of the Effective Date, unless GE has given Support.com written notice of cancellation at least thirty (30) days prior to the expiration of the then current term.

8.3  Training.  Each day On-Site Training entitles GE to a one-day standard
     --------
training class on-site at GE's facilities. Each class may be attended by no more than fifteen (15) employees of GE. GE shall be responsible for all travel, meals, hotel and other associated expenses related to providing such training services provided such expenses comply with the GE's travel and expense policy as described on Exhibit E of this Agreement. GE shall pay for and Support.com
                ---------
shall provide the number of On-Site Training days listed on Exhibit B.
                                                            ---------

9    TERM AND TERMINATION.
     ---------------------

9.1 This Agreement shall be in effect until terminated as provided herein. GE may terminate the Agreement for convenience after thirty six (36) months upon one hundred eighty days (180) written notice. For the avoidance of doubt, the license term for the Software under this Agreement is perpetual (in accordance with Exhibit A), subject to earlier termination in accordance with the terms
     ---------
hereof pursuant to a material breach by GE including, but not limited to, a violation of Section 4.0.

9.2 Either party may terminate this Agreement upon the occurrence of any of the following events of default:

(a) If the other party fails to perform any of the covenants defined herein or fails to carry out or discharge any of its material obligations herein, and fails to correct such failure within a thirty (30) day cure period following written notice specifying such failure by the other party.

(b) If the other party shall have become insolvent or bankrupt, admitted in writing its inability to pay its debts as they mature or taken any action for the purpose of entering into winding-up, dissolution, bankruptcy, reorganization or similar proceedings analogous in purpose or effect thereto, or any such action shall have been instituted against it and such party shall have acceded thereto or such action shall not have been dismissed or stayed within sixty (60) days of the institution thereof, or any order shall have been made by any competent court or any resolution shall have been passed for the appointment of a liquidator or trustee in bankruptcy or such party shall have appointed or suffered to be appointed any receiver or trustee of the whole or any material part of its assets or business or shall have entered into any composition with its general creditors. In any such event the other party (i.e., the first party specified in this paragraph B of Section 9.0) may terminate this Agreement at any time after such event by giving notice or may suspend or cancel deliveries during the continuation of any such event.

9.3 Expiration or termination of this Agreement for any reason other than breach shall not abridge or diminish in any way the rights of GE to use the Software previously licensed or to receive Maintenance or Support Services as provided in this Agreement, and such use of the Software shall continue in perpetuity subject to the applicable terms and provisions of this Agreement. Continuation of optional Support Services for such Software is subject to the applicable terms and provisions of Exhibits A, B and C of this Agreement. Upon
                                   -------------------
termination for breach by GE, GE shall promptly destroy or return all copies of the Software to Support.com and shall provide Support.com with written certification that all such copies have been destroyed or returned. GE shall pay Support.com in full all amounts owed to Support.com, within thirty (30) days of termination by Support.com or for convenience by GE or expiration of this Agreement.

9.4  Impaired Performance
     --------------------
(a) In the event Support.com, except for reasons beyond its reasonable control, willfully or grossly negligently fails to materially perform or observe any of its obligations as expressly specified in this Agreement and Support.com fails to take effective corrective action within thirty (30) days following written notice thereof by GE,

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

     GE may, without waiving its right to terminate the Agreement, accept Support.com's impaired performance and make reasonable proportional reduction in payment for the specific defaulting Software or service.

(b) In the event GE, except for reasons beyond its reasonable control, willfully or grossly negligently fails to materially perform or observe any of its obligations as expressly specified in this Agreement and GE fails to take effective corrective action within thirty (30) days following written notice thereof by Support.com, Support.com may, without waiving its right to terminate the Agreement, accept GE's impaired performance and declare that the particular and only the particular license(s) in default for the Software is terminated immediately. GE shall immediately thereupon stop using any terminated Software and ten (10) days after any such termination, GE shall, at its own expense, either return to Support.com, or destroy, the particular copy(ies) of the Software and its (their) Documentation including any back-up copies and provide Support.com with written certification that GE has so returned or destroyed such copy(ies).

(c) Upon written notice to the other party prior to the expiration of the corrective action period, in accordance with Sections 9.4 (a) and (b) above, a party has the right hereunder to request binding arbitration of the disputed breach before the American Arbitration Association, or its successor, however, nothing in this Section 9.4 shall be intended to or construed as restricting a party from seeking relief in a court of competent jurisdiction. If the parties can not mutually agree upon a single arbitrator, each party shall designate one arbitrator provided further that the arbitrator (s) selected shall be knowledgeable in the computer software field. The rules and regulations to be followed shall be those of the American Arbitration Association, or its successor, in effect on the date of delivery of the demand for arbitration. The parties expressly agree that the arbitrator(s) shall have the authority to issue equitable relief. The decision of the arbitrator(s) shall be final and binding on both parties and their respective successors and permitted assigns, and such decision may be enforced by any court having jurisdiction over the party against whom the award is rendered. Each party shall pay the fees of its own attorneys and the expenses of its witnesses. All other costs and expenses of the arbitration, including the cost of recording the transcripts thereof, if any, administration fees and all other fees and costs, shall be paid by the non-prevailing party. In the event the arbitrator(s) make(s) no assessment of such other fees, costs and expenses, such fees, costs and expenses shall be borne equally by the parties.

10.  QUALITY
     -------

10.1 The parties acknowledge that Support.com's willingness and ability to provide Software and Support Services of the quality and at the levels specified herein are the essence of this Agreement. Accordingly, the following provisions shall apply to all Software and Support Services furnished by Support.com hereunder:

10.2 Industry Standards. Support.com represents that its Support Services will
     -------------------
be performed in a manner consistent with its Documentation and published specifications, and shall be in accordance with the highest generally accepted industry standards (for the same type of Services and at the same rates). This clause shall not be interpreted as an extension to the warranty in Section 7.2, as the latter is the warranty for the Software.

11   Limitation of Liability.
     ------------------------
Support.com's maximum cumulative liability to GE arising out of or relating to this Agreement, whether based upon warranty, contract, tort, or otherwise, shall not exceed: (i) for a claim based on the Software or the use thereof the total amount of license fees paid to Support.com under this Agreement, and (ii) for a claim based on the provision of Support Services, the total amount of maintenance fees for the Maintenance Period in which the claim arose.

Except for a claim for breach of GE's intellectual property rights or GE Confidential Information, Support.com shall not be liable for any special, indirect, incidental, or consequential damages, including, but not limited to, loss of profits, loss of data, or loss of use damages, arising out of or relating to this Agreement or the creation or supplying of the Software or Support Services, even if Support.com was aware of or was notified of the possibility of such damages. Except for a claim for breach of Support.com's intellectual property rights or Support.com's Confidential Information, GE shall not be liable for any special, indirect, incidental, or consequential damages, including, but not limited to, loss of profits, loss of data, or loss of use damages, arising out of or relating to this Agreement.

In no event shall the foregoing limitation limit either party's liability to the other party for damages resulting from personal injury or tangible property damage. As used above, the term "tangible property" shall not include software, documentation and/or data files. Support.com's liability for Proprietary Rights Indemnification shall be as expressly set forth under Section 5.0 and not subject to any limitation whatsoever.

12    RIGHT TO AUDIT
      --------------
The parties agree to apply reasonable efforts to minimize reporting requirements in the administration of this Agreement except as specifically set forth in
accordance with Exhibit A.   Notwithstanding, the intent of those efforts to
                ---------
minimize reporting requirements shall not preclude Support.com the ability or right to protect its interests under this Agreement, and therefore there may be some instances in which an ability to audit is necessary.

13.   Cumulative Remedies.  The remedies under this Agreement shall be
      -------------------
cumulative and not alternative and the election of one remedy for a breach shall not preclude pursuit of other remedies unless expressly provided otherwise in this Agreement.

14.   Dispute Resolution.  Before either party initiates any arbitration
      ------------------
proceeding as set forth in Section 9 above or any legal action against the other arising from this Agreement (other than to seek injunctive or other equitable relief), the matter in controversy will first be referred to the chief information officers or other appropriate officers of the parties. Such officers shall take all reasonable steps to attempt to resolve the matter within four (4) weeks of the date of referral.

15.   Governing Law.  This Agreement shall be governed in all respects by the
      -------------
substantive laws of the State of New York, United States of America, without regards to its rules on conflicts of law. The parties specifically disclaim the applicability of the United Nations Convention on Contracts for the International Sale of Goods.

16    Notices. Notices will be in writing and will be sent to the address below.
      -------
Any notice may be delivered personally or by certified mail, (or the equivalent) and will be deemed to have been serviced, if by hand when delivered, if by mail 48 hours after mailing.

      If to Support.com:
      ------------------

      Support.com, Inc.
      575 Broadway
      Redwood City, CA 94063
      Attention: Corporate Counsel

      If to GE:
      ---------

      Mark Mastrianni
      Manager, Technology
      General Electric Company
      3135 Easton Turnpike
      Fairfield, CT 06431

17.   Export Restrictions.  GE agrees to comply with all applicable export and
      -------------------
import laws and regulations. During the term of this Agreement, Support.com will, as a material obligation of this Agreement, disclose the levels of encryption technology contained within the Software sufficient for GE to comply with all applicable export and import law and regulations. Furthermore, Support.com will notify GE, sufficiently in advance, when the level of encryption technology changes as long as the change(s) is in adherence to such export and import laws and regulations.

18.   Assignment.
      ----------

18.1  Assignment by Support.com
      -------------------------
      Support.com shall not assign or sublicense its rights under this Agreement to any other person, entity or affiliate without the prior written consent of GE, which consent shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, Support.com may assign all of its rights and obligations hereunder in the case of (i) the sale of all or substantially all of the capital stock or assets of Support.com, or (ii) the merger of Support.com with and into another entity where the Support.com is not the surviving entity. GE hereby authorizes the foregoing assignments, provided that (a) such transfers or assignments are made pursuant to a written assignment and assumption agreement under which the transferee agrees to perform all of Support.com's obligations hereunder; and (b) Support.com may not transfer or assign its rights or obligations hereunder to any then-current competitor or customer of GE (or any affiliate, division, operating unit or subsidiary of such competitor or customer).

18.2  Assignment by GE
      ----------------

(a) GE may assign or otherwise transfer Software or the Agreement, in whole, to third parties (such party, a "Transferee") following notice to Support.com in connection with the sale of all or substantially all of the capital stock or assets of GE or a division, business operation or subsidiary of GE (any of the foregoing, a "GE Business Unit"). Support.com hereby authorizes the foregoing assignments, provided that (a) such transfers or assignments are made pursuant to a written assignment and assumption agreement; (b) all fees due to Support.com for use by GE of such Software and Support Services prior to such assignment have previously been paid; (c) GE may not transfer or assign any Software or related materials to any then-current competitor or customer of Support.com (or any affiliate, division, operating unit or subsidiary of such competitor or customer); and (d) the Transferee shall have signed mutually agreeable software license and support agreements with Support.com as set forth below.

      Support.com hereby agrees that the material terms of the Software license granted to GE hereunder shall be passed on to a Transferee for no additional license fee for the term of this Agreement provided that (i) the scope of use of the Software by the Transferee does not and will not exceed the scope of use at the time of transfer of the Software by GE or the applicable GE Business Unit; (ii) GE notifies Support.com of the total number of Healing Agent licenses that will be transferred to the Transferee at the time of divestiture and such transferred licenses shall then vest in the divested entity; and (iii) that number of transferred licenses at the time of divestiture will be included in the number of
      Healing Agents as called for on Exhibit A. In the event that the divested
                                      ---------
      entity has additional requirements or terms (including fees for licenses and services) said requirements or terms will be determined between the divested entity and Support.com, and those additional Healing Agent licenses will not be included in the total called for on Exhibit A. When
                                                               ---------
      the Software is transferred to a Transferee, GE's license and GE's right to use the Software, to the extent such rights have been transferred, are terminated.

(b) GE shall notify Support.com in writing within thirty (30) days of the assignment date and shall furnish Support.com a copy of an executed assignment agreement demonstrating that Transferee agrees to be bound by the terms and conditions of this Software license. The assignment agreement between GE and Transferee shall contain the number of Healing Agents that are being transferred

(c) Notwithstanding any assignment of the rights and obligations of GE to Transferee, GE shall continue to be bound by the confidentiality and non-disclosure provisions of this Agreement, which provisions shall survive such assignment. GE may not retain any copies of Software or Documentation licensed hereunder following the assignment to Transferee.

(d) An assignee of either party, if authorized hereunder, shall be deemed to have all of the rights and obligations of the assigning party set forth in this Agreement. It is understood that no assignment shall release the assigning party from any of its obligations, and the "assigned" party shall carry all obligations.

19.   ***.  Support.com represents that the unit *** being provided hereunder
      ---
are *** than the unit *** by Support.com to *** using the *** of the Software for internal purposes.

20.   Independent Contractor. The relationship created by this Agreement is one
      ----------------------
of independent contractors, and not partners, franchisees or joint venturers. No employees, consultants, contractors or agents of one party are employees, consultants, contractors or agents of the other party, nor do they have any authority to bind the other party by contract or otherwise to any obligation, except as expressly set forth herein. Neither party will represent to the contrary, either expressly, implicitly or otherwise.

21.   Headings.  The descriptive headings of this Agreement are intended for
      --------
reference only and shall not affect the construction or interpretation of this Agreement.

22.   Severability. If any provision of this Agreement is held by decision of a
      ------------
court of competent jurisdiction to be ineffective, unenforceable or illegal for any reason, such decision shall not affect the effectiveness, validity or enforceability of any or all of the remaining provisions hereof, and if any provision of this Agreement is so held to be ineffective, unenforceable, or illegal with respect to any particular circumstances, such provision shall remain in full force and effect in all other circumstances.

23.   Publicity.  As a material obligation of this Agreement, neither party
      ---------
shall use the name, logo, trademark, or any reference either direct or indirect of the other in publicity releases, advertising, case

*  CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY WITH THE COMMISSION.

studies or references without the prior written consent of the other. Except as set forth in Exhibit D, Paragraph VIII or unless the parties mutually agree
             ---------  --------------
during the term of this Agreement, Support.com understands that GE does not contemplate providing any such consent and is under no obligation, express or implied, to provide any such consent, and, in the event that any such consent should be granted for a particular communication, GE shall not be under any further obligation to provide consent in any future request. Both parties to this Agreement agree not to disclose the existence or terms of this Agreement to any third party without the prior written approval of the other, except that GE may disclose this Agreement to an Assignee instituted by GE pursuant to Section
18.2 hereof or pursuant to Section 4(j).

24.   Amendment.  Any waiver, amendment or modification of any of the provisions
      ---------
of this Agreement, or any right, power or remedy hereunder, shall not be effective unless made in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. No failure or delay by either party in exercising any right, power, or remedy with respect to any of its rights hereunder shall operate as a waiver thereof in the future.

25.   Security.  In the event that any Support.com personnel are physically
      --------
present at a GE location pursuant to this Agreement, any such physical presence shall be subject to commercially reasonable security requirements, provided that GE will indemnify and hold Support.com harmless against any claims by such personnel related to an invasion of privacy, and Support.com shall indemnify GE against any claims that may arise because of the negligence of such personnel.

26.   Disputes; Injunctive Relief. In the event of a legal action brought by one
      ---------------------------
party against the other and arising out of this Agreement, the prevailing party is entitled to recover reasonable attorneys' fees and court costs. Any attempted or actual violation of the terms set forth in this Agreement regarding confidential information or intellectual or proprietary rights is a breach of this Agreement which will cause irreparable harm to the injured party entitling such party to injunctive relief in addition to all other available legal remedies.

27.   Survival.  The following provisions will survive termination of this
      --------
Agreement: 1, 3.2-3.7, 4-6, 7.7, 7.8, 9, 11-13, 15-17, 20-24, 26-32, and only in the event the termination does not result from a breach of this Agreement by GE, 2 and 3.

28.   Entire Agreement; Conflict. This Agreement, together with all exhibits and
      --------------------------
schedules hereto, constitutes the complete, final and exclusive statement of the terms of the Agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties. No modification or rescission of this Agreement shall be binding unless executed in writing by the party to be bound thereby. This Agreement includes and incorporates herein by this reference the Exhibits A
                                                                      ----------
through E attached hereto.  In the event of any conflict between the terms and
---------
conditions of this Agreement and an Exhibit, the terms and conditions of the Exhibit shall prevail. Any different or additional terms of any related purchase order, confirmation, invoice, or similar form shall have no force or effect.

29.   Force Majeure.  Either party shall be excused from any delay or failure in
      -------------
performance hereunder due to causes beyond its control, including but not limited to, acts of God, earthquake, floods, lightning, labor disputes and strikes, other labor or industrial disturbances, riots, war, acts of the public enemy, insurrections, embargoes, blockages, regulations or orders of any government, agency or subdivision thereof, shortages of materials, rationing, utility or communication failures, casualty, novelty of product manufacture or other unanticipated product development problems, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay; provided that such party shall give notice of such force majeure event to the other party as soon as reasonably possible.

30.   Authority.  Each party represents that all corporate action necessary for
      ---------
the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

31.   Privacy.  The Software contains features which may allow GE to collect
      -------
data from, control and/or monitor computers running the Software without notice to or knowledge by end users of the Software. GE is solely responsible for, and assumes all liability with respect to all such activity. GE shall indemnify Support.com against any damages, claims, losses, settlements, attorneys' fees and other expenses related to any such activities.

32.   Government End-Users.  As defined in Federal Acquisition Regulations (FAR)
      --------------------
section 2.101 (or otherwise), the Software and any accompanying documentation licensed in this Agreement are deemed to be "commercial items" and commercial computer software" and "commercial computer software documentation." Consistent with DFAR section 227.7202 and FAR section 12.212, any use, modification, reproduction, release, performance, display, or disclosure of the Software by the U.S. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement.

33  Encryption.  The security mechanisms implemented by the Software have
    -----------
inherent limitations and GE must determine that the Software sufficiently meets its requirements.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year above written.

ACCEPTED BY:


-----------------------------         ----------------------------
("General Electric Company")          ("Support.com")


By: /s/ Mark Mastrianni               By: /s/ Radha R. Basu
   ----------------------------          ----------------------------

Name:   Mark Mastrianni               Name:   Radha R. Basu
     -------------------                   -------------------

Title:  Mgr, Technology               Title:  President & CEO
      -------------------------             -------------------------

                                   EXHIBIT A
                                SOFTWARE LICENSE
                                ----------------

I.  Description Software:
-------------------------

SUPPORT CENTER, Version 3, in object code format and including all underlying technology elements expressed in a higher level language, e.g. html, scripts (but excluding source code)
SUPPORT PORTAL, Version 3 in object code format and including all underlying technology elements expressed in a higher level language, e.g. html, scripts (but excluding source code)
FOUNDRY, Version 3, in object code format and including all underlying technology elements expressed in a higher level language, e.g. html, scripts (but excluding source code)


II.  Number of Network Computers and Workstations Licensed
----------------------------------------------------------

Software                     Number of Authorized Copies
--------                     ---------------------------

SUPPORT CENTER:
---------------
Support.com Healing Agent    *** Years (see Section III below)
Support.com Healing Console  *** Years (see Section III below)
Support.com Server           *** Years (see Section III below)

SUPPORT PORTAL:
--------------
Web Application              *** Years (see Section III below)
Nexus                        *** Years (see Section III below)

FOUNDRY:                     *** Years (see Section III below)
--------


III.  Deployment Term
      ---------------

GE shall have the right to use the Software on *** GE Computers and GE Networks for a period of *** (***) *** commencing on the Effective Date ("Deployment Term"). Upon expiration of the Deployment Term, *** rights to *** usage of the Software shall cease and GE shall retain a *** right *** to: (i) the number of Healing Consoles *** and in *** by *** , (ii) the number of Servers *** and in *** by ***; (iii) the number of Web Applications *** and in *** by ***; (iv) the number of *** components *** and in *** by ***; (v) the number of Foundry products *** and in *** by ***; and (vi) the number of Healing Agents *** and in *** as permitted (***). In the event the number of Deployed Healing Agents is *** than *** (***), then GE shall be entitled to *** to an *** of *** without owing any further license fees to Support.com and in the event the number of Deployed Healing Agents is *** than *** (***), then GE and Support.com shall *** in *** to *** the amount owed to Support.com for a *** for each Deployed Healing Agent in *** and any such *** would be on a basis *** than this Agreement. In any event, support and maintenance fees following the Deployment Term shall be *** in *** based upon a *** in the *** of *** . GE shall *** the *** of *** and each such *** or *** and in *** to Support.com in a writing executed by a company executive within sixty (60) days after the expiration or termination of the Term.

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT B
                                  FEE SCHEDULE
                                  ------------


I.  Software                                Fees
------------                                ----

As set forth on Exhibit A                   $***
                ---------

II. Support and Maintenance                 Fees
---------------------------                 ----

***  Years of support and maintenance       ***  year included in Software Fees
for the Software purchased hereunder        $ ***   (***  year)
                                            $***  (***  year)

III. Implementation Services                Fees
----------------------------                ----

 ***  people for  ***  days at  ***          ***  (except for T&E)
  GE Business (to be used during or
  ***  to the  ***  month
*** commencing on the Effective Date; GE acknowledges that some of these days have already been served as of the Effective Date)

IV.  Training                               Fees
-------------                               ----
 ***  Days of On-Site Training               ***  (except for T&E)
     -for up to  ***  employees

V.  Invoicing
--------------
        On the Effective Date:                              $ ***
        On the  ***                                         $ ***
        On the  ***                                         $ ***

VI.   ***  Pricing
------------------

*** Support and Maintenance Fees ("Support Services"): If GE *** to *** Support Services for the Software licensed hereunder for the *** (***) *** period commencing on the *** and *** anniversary of the Effective Date, such Support Services fees will be $ *** each year, respectively.

***  Services
  For a period of *** from the Effective Date, if GE *** to *** On-Site Training Days and Implementation Services Days, the price for each such day will be $***, plus *** and *** (in accordance with ***'s travel and expense policy in accordance with Exhibit E). Payment for such *** shall be due *** (***) *** after receipt of an invoice reflecting services performed in the previous month.

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT C
                                SUPPORT SERVICES
                                ----------------

During the period for which GE has paid the applicable Support Services fee, GE shall be entitled to the following:

I.  Software Services

     Support Services shall entitle GE to all Product Upgrades as defined under
Section 1.12 of this Agreement.   Product Upgrades shall be subject to the terms
and conditions applicable to the Software as set forth in this Agreement. Support.com will support the most current version of the Software and the
release immediately preceding the new version of the Software.   On-site
implementation and training for Product Upgrades is available from Support.com at mutually agreeable times and at the rates described under Exhibit B.
                                                             ---------

II.  Software Technical Support

Support.com shall provide assistance in the English language, by telephone, or other electronic means available by Support.com, to answer urgent and immediate questions, during the hours of 7 a.m. to 7 p.m. (Pacific time), Monday through Friday, excluding Support.com holidays. All telephone assistance shall be given only to two (2) named employees of GE with sufficient knowledge of the Software ("Designated GE Contacts"); such Designated GE Contacts may be changed by GE from time to time by written notice to Support.com, provided such Designated GE Contacts have attended appropriate Support.com training of the Software. Support.com shall not be required to deal with any person other than the Designated GE Contacts. Additional Designated GE Contacts can be purchased at Support.com's standard rates. All additional assistance provided by Support.com to GE, including, but not limited to, custom programming, data conversion and consulting shall be charged at Support.com's then-current standard time and material rates. Notwithstanding the foregoing and provided GE is then current under support and maintenance, for the period beginning *** (***) *** after the Effective Date, Support.com shall provide the above described assistance to a total of *** (***) Designated *** (provided each such *** has attended appropriate Support.com ***) and shall also provide the above described assistance in the following ***.

Support.com shall use commercially reasonable efforts to remedy any reproducible Error (as defined below) in the Software reported in writing by GE in accordance with the Severity Levels set forth below. Support.com's obligation to provide such services shall continue only so long as GE maintains the current installed version of the Software, without modification by any party other than Support.com and so long as the equipment on which the Software is installed is configured as specified in the Documentation or as otherwise specified by Support.com.

"Error" means a material failure of the Software to conform to its functional specifications as described in the applicable Documentation, which failure is demonstrable in the environment for which the Software was designed and causes it to be inoperable, to operate improperly in the environment for which it was designed, or produces results different from those described in the applicable Documentation. The specific Severity Levels are set forth below. Failure resulting from GE's negligence or improper use of the Software, modifications or damages to the Software by GE, and GE's use of the Software on a platform or with an operating system other than the designated platform in the Documentation or in combination with any third party software not provided by Support.com, are not considered Errors except as reasonably contemplated by the parties.

"Severity 1 Error": The Software materially fails to conform to the functional
-------------------
specifications set forth in Documentation and GE is unable to proceed without a fix to the problem or a work-around solution provided by Support.com (no functionality, e.g., system down problems). Severity 1 Errors shall be directly reported to Support.com Technical Support by telephone at numbers provided by Support.com. All such Severity 1 Errors will be assigned to Technical Support Specialist and a Support Manager. Supplier will initially respond to GE within four (4) business hours of receipt of the Severity 1 Error by Support.com. This response will inform GE of the identity of Supplier personnel assigned and of the plan to seek resolution. Support.com will in addition provide regular status updates.

"Severity 2 Error": The Software contains major functional problems against the
------------------
Documentation, which GE is able to work around but the Software can only be used to a limited degree (partial or limited functionality). Severity 2 category Errors shall be directly reported to Support.com Technical Support by telephone or e-mail. All such problems. Support.com will initially respond to GE within eight (8) business hours of receipt of the Severity 2

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

program error by Support.com. This response will inform GE of the identity of Supplier personnel assigned and of the plan to seek resolution. Support.com will in addition provide regular status updates.

"Severity 3 Error": Software or documentation contains incorrect logic,
-------------------
incorrect descriptions, or functional problems, which GE is able to work around, or where a temporary correction has been implemented (fully functional but needs improvement). Support.com will initially respond to GE within one business day of receipt of the Severity 3 program error by Support.com. This response will inform GE of the identity of the Support.com personnel assigned and of the plan to seek resolution. Support.com, in addition, will provide regular status updates provided however that Support.com shall have the right to prioritize Severity 3 Errors and include corrections for such Errors in future releases at its sole discretion.

GE Obligations. In addition to providing Support.com with full, good faith cooperation and such information as may be required by Support.com in order to perform the support and maintenance services, GE shall provide Support.com with
(i) specific detailed information concerning GE's use of the Software as may be required for the performance of the support and maintenance services and (ii) all necessary computer services information and access to key personnel needed to provide the support and maintenance. If GE fails or delays in its performance of any of the foregoing responsibilities, Support.com shall be relieved of its obligations hereunder to the extent such obligations are dependent upon such performance.

License Grant. In the event any work product or code is created in the provision of support and maintenance services hereunder, such work product or code shall be included within Software and licensed to GE under the terms and conditions of this Agreement, and Support.com shall retain all right, title and interest in and to such work product or code and any derivatives, enhancements or modifications to the Software created by Support.com.

Exclusions. Support.com is not required to provide any Support services relating to problems arising out of (i) changes to the operating system or environment which adversely affect the Software; (ii) use of the Software in a manner not specified in the Documentation unless reasonably contemplated by the parties; (iii) accident, negligence, or misuse of the Software; or (iv) alterations or modifications to the Software by GE unless such alteration or modifications were reasonably contemplated by the parties.

                                   EXHIBIT D
                    SPECIAL TERMS AND CONDITIONS ATTACHMENT
                    ---------------------------------------

I.  *** Support.

Support.com agrees that the availability of *** mentioned herein was an *** for *** to *** this Agreement. Therefore, Support.com shall use commercially reasonable efforts to make available the programs set forth on Exhibit A ***
                                                               ---------
within *** (***) months from the Effective Date. Moreover, Support.com has a *** to make available the programs set forth on Exhibit A ***
                                                      ---------
within *** (***) months of the Effective Date. Upon release of such ***, GE shall be entitled to use *** versions, subject to the terms and conditions herein, *** .

II.  *** Support ***.

Within *** (***) days of the Effective Date, Support.com shall provide an *** Support *** (***) for a period of time not to exceed *** (***) months. The *** shall be *** GEGE headquarters in Fairfield, Connecticut and GE shall provide the *** a ***, a ***, and ***, as well as *** (***) *** one hundred percent (100%) to assist the *** in establishing ***, and *** of problems. The ***
shall not be expected to travel, but in the event travel becomes reasonably necessary, it shall be controlled and managed to cause minimum impact on the *** and *** shall be responsible for all travel costs provided such travel costs meet ***'s standard travel and expense policy in accordance with Exhibit E. The
                                                                 ---------
*** will have a *** and will have the *** to *** technical support issues and use reasonable commercial efforts to *** reports, distribute ***, and share ***. The *** shall not be responsible for *** of the Software, *** of the Software, or *** on *** to *** the Software; such services are available on a ***, as set forth in Exhibit B. The *** position is based upon an ***, and *** for ***
         ---------
holidays, training, and company functions.

III.  Assistance with Roll-outs.

During the performance of the Implementation Services at the initial *** (***) GE businesses (as set forth in Exhibit B), Support.com will document information
                               ---------
learned during, and specifics about, the rollouts at the *** (***) GE businesses in order to share such information with ***.

IV.  ***

During the performance of the Implementation Services at the initial *** (***) GE businesses (as set forth in Exhibit B), and thereafter for a total of ***
                               ---------
(***) months, if deemed necessary by Support.com, Support.com will conduct a *** (***) *** for the *** of the Software at such *** (***) businesses, with the intent to *** only to *** in accordance with Section 23 of this Agreement to *** the *** other *** or ***. At ***, GE agrees to be *** a *** for Support.com *** use of the Software; it is understood that this will be a *** and will be *** to ensure ***.

V.  Kickoff Session.

Support.com and GE will jointly host a 1-day kickoff session (at a mutually agreed upon time and location) where various representatives of the GE businesses (and/or their service providers) can attend and receive high-level exposure to the Software and Documentation, and review rollout strategies. Support.com will participate with technical experts who can field questions, as well as discuss lessons learned to date. The intent of this meeting will be to accelerate the deployment of the Software within GE's environment, and educate the I/T staff of GE on deployment issues. During this session, both parties will introduce the resources to be applied to the initiative, and discuss the processes in which GE businesses will seek support, communicate, and work with Support.com and the GE project office.

                                       6
*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

VI.  ***

During the *** (***) month period commencing on the Effective Date, Support.com will assist GE in allowing the *** (***) to *** the use of the Software *** . Such assistance shall be (i) the *** (***) days of on-site training (as set forth on Exhibit B), and (ii) advice and counsel from ***, upon *** from ***
                          ---------
provided that such requests are *** and *** to ***.

VII.   ***

During the *** (***) month period commencing on the Effective Date, Support.com shall make available *** in support of ***. Such *** shall be to provide an available *** member for *** (***) *** at *** to *** and thereafter at a rate of $ ***.

VIII.     ***

*** Release. Upon initial deployment of the Software, and *** to the initial
-------------
*** (***) GE business at which the *** are performed, *** agrees to *** with *** to provide a *** upon *** which *** of the ***.

IV.  Customer Advisory Board

Support.com will make available to GE two (2) seats on the Support.com Customer Advisory Board, for the eighteen (18) month period commencing on the Effective Date.

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT E
                       *** TRAVEL and LIVING POLICIES


Travel & Living Guidelines for Corporate Employees

Receipts are required for all corporate card items and for cash items of $15 or more.

Air Travel
----------

Coach class is required for all flights within North America, within Europe, and
               --------
within Asia-Pacific (for flights originating in those respective regions).

Coach class is strongly recommended for all flights between North America and
               --------------------
Europe and between North America and the northern portion of South America.

For these flights, because of the combination of longer distances and the potential for unusual timing or circumstances, the ultimate decision between coach and business class remains with the traveler. It is expected that the choice of business class will be limited.

Business class is allowed for flights beyond the above "coach zone", e.g., North
                  -------
America to Asia-Pacific.

 .  Officer pre-approval is required for any exception to the above service class guidelines.
 .  Employees may retain credits from frequent traveler programs. However, travel
   Employees may retain credits from frequent traveler programs. However, travel plans, routing requirements, etc., should not result in additional expense to the Company nor require an increase in travel time during regularly assigned working hours.
 . The cost of upgrading an airline ticket to another class is not reimbursable. . Make your own travel reservations and when possible schedule meetings to allow for travel during off-peak hours.
 .  Take the "best buy" air fare recommended by the agent.
 .  Book tickets as early as possible.
 .  Use teleconferencing and/or videoconferencing to minimize travel costs.
 .  Minimize number of employees taking same trip, e.g., to trade shows, conferences, etc.
 .  Consider non-refundable fare for frequent trips to the same location.
 . Consider staying over on Saturday night to obtain lower air fare (Company will reimburse hotel and meal costs if the total cost is lower).

Ground Transportation
---------------------
 .  Use hotel/airport shuttle services when practical.
 .  Book smallest rental car practical for traveler's purpose.
 .  When using your personal vehicle, you will be reimbursed @ $.325 per mile, which covers depreciation, insurance, and gas.
 .  For New York airports private limos are not allowable expenses, except:
 .  When traveling outside normal working hours (very early in the morning or late in the evening) or when there is a safety concern;
 .  When there are at least two passengers and a private limo would be a lower
                                          ---
   cost option than other alternatives such as a rental car or scheduled limo service with Red Dot.
 .  From Fairfield use Hertz or Red Dot Limo Service.
 .  Minimize Company costs on rental cars by: declining Collision Damage Waiver inn the U.S. (covered under *** contract programs); returning rental cars with a full tank of gas.

Living, Meals & Other Expenses
------------------------------
 .  Meals are reimbursable provided you are on Company business away from your normal place of business with an overnight stay.
 . On a day trip, meals eaten outside your regularly assigned work hours are reimbursable.

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Other Reimbursables
-------------------

 .  Nominal gifts in lieu of meals and/or lodging at friends' or relatives'
   residences are reimbursable as long as the cost to *** is lower.
 .  Gratuities for bellhop, taxi, meals, etc.
 .  Highway tolls and parking fees.
 .  Laundry and dry cleaning services if the employee is away for five consecutive days.
 .  Telephone and fax expenses incurred on behalf of the Company, including essential calls to home.
 .  Use your Dial Comm Key Card for all long distance phone calls.
 .  Review "in lieu of" situations with your financial representative.

Expenses Not Reimbursable
-------------------------

The following items are considered to be of a personal nature, and therefore are not normally reimbursable by the Company.
 . Airline club membership fees
 . Clothing or toiletries, except if caused by airline delay or overbooking of airplane reservations
 . Cost of an employee's family member traveling with the employee, except wen the family member's presence serves a business purpose and the costs have Corporate Officer approvaL
 . Cost of a circuitous or side trip for personal convenience or benefit . Cost of a circuitous or side trip for personal convenience or benefit
 . Fines for traffic violations
 . Gifts to employees or their families of flowers, money, merchandise, or services
 . Insurance on personal property; personal travel insurance
 . Items for personal use, such as: hairstyling, shoe shine, magazines, newspapers, movies (including in-room movies), shows, and sporting events (unless for entertainment on behalf of the Company) and other similar items
 . Loss or theft of personal property (e.g., clothes, jewelry, etc.), cash advance, personal funds, or tickets
 . Maintenance or repair of personal property (e.g.,
  home and grounds) while out of town on Company business
 . Parking or garage charges at the employee's regularly assigned place of business
 . Personal credit card fees or charges incurred as a result of third-
  party misuse of lost credit cards
 . Traveling expense between home and regularly assigned place of business

*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                              Product Enhancements

***                          *** to *** and provide *** during a ***.

***                          A *** to *** and *** information. The *** will help
                             *** the *** for each ***.

***                          *** to *** the *** and *** and *** the *** of the
                             ***.

***                          *** and *** about *** and ***.

*** An *** to *** to ***. This enables existing *** to be *** to *** for ***.

*** *** and *** to handle ***. After ***, the product is *** to *** and ***.

***                          *** the *** to *** to *** on ***.

15 February 2000           /s/ Radha R. Basu

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                               Release Schedule

                            Continuous and Growing


                                      ***



15 February 2000           /s/ Radha R. Basu

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.